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                                                                    EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Form 10-Q of Kensey Nash Corporation (the "Company") for the three months ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Wendy F. DiCicco, Chief Financial Officer of the Company, certify, pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) the Report fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934; and

           (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: February 14, 2003                          /s/ Wendy F. DiCicco, CPA
                                                  ------------------------------
                                                  Wendy F. DiCicco, CPA
                                                  Chief Financial Officer





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